REAFFIRMATION, RATIFICATION AND AMENDMENT AGREEMENT
               ---------------------------------------------------


                                             December 22, 2006

Laurus Master Fund, Ltd.
c/o Laurus Capital Management, LLC
825 Third Avenue
New York, New York 10022

Ladies and Gentlemen:

Reference is made to the (a) Securities Purchase Agreement, dated as of June 30, 2006 between TrueYou.com, Inc., a Delaware corporation (the "Company") in favor of Laurus Master Fund, Ltd., a Cayman Islands company ("Laurus") (as amended, modified or supplemented from time to time, the "Securities Purchase
Agreement"), (b) the Subsidiary Guaranty, dated as of June 30, 2006 made by Klinger Advanced Aesthetics, Inc., a Delaware corporation ("KAA"), Advanced Aesthetics Sub, Inc. a Delaware corporation ("AAI"), Advanced Aesthetics, LLC, a Delaware limited liability company ("AAL"), Klinger Advanced Aesthetics, LLC, a Delaware limited liability company ("Klinger Advanced"), Anushka PBG, LLC, a Delaware limited liability company ("Anushka PBG"), Anushka Boca LLC, a Delaware limited liability company ("Anushka Boca"), Wild Hare, LLC, a Delaware limited liability company ("Wild Hare"), Dischino Corporation, a Florida corporation ("Dischino"), Anushka PBG Acquisition Sub, LLC, a Delaware limited liability company ("Anushka Acquisition"), Anushka Boca Sub, LLC, a Delaware limited liability company ("Boca Acquisition") and Wild Hare Acquisition Sub, LLC, a Delaware limited liability company ("Wild Hare Acquisition" and together with KAA, AAI, AAL, Klinger Advanced, Anushka PBG, Anushka Boca, Wild Hare, Dischino, Anushka Acquisition and Boca Acquisition, the "Subsidiaries") in favor of Laurus Master Fund, Ltd., a Cayman Islands company ("Laurus") (as amended, modified or supplemented from time to time, the "Subsidiary Guaranty"), (c) Master Security Agreement dated as of June 30, 2006, made by the Company and the Subsidiaries in favor of Laurus (as amended, modified or supplemented from time to time, the "Master Security Agreement") (d) Stock Pledge Agreement dated as of June 30, 2006, made by the Company, KAA, Anushka PGB, Anushka Boca, Wild Hare and Dischino in favor of Laurus (as amended, modified or supplemented from time to time, the "Stock Pledge Agreement"); (e) the Intellectual Property Security Agreement dated as of June 30, 2006, made by the Company, KAA, Klinger Advanced and AAL in favor of Laurus (as amended, modified or supplemented from time to time, the "IP Security Agreement); and (f) the Secured Term Note dated as of June 30, 2006, issued by the Company to the Purchaser in the original principal amount of $25,000,000 (as amended, modified or supplemented from time to time, the "Existing Note", and together with the Securities Purchase Agreement, the Subsidiary Guaranty, the Master Security Agreement, the Stock Pledge Agreement and the IP Security Agreement, collectively, the "Existing Agreements").

         To induce Laurus to provide additional financial accommodations to the Company evidenced by (i) that certain Subordinated Secured Term Note, dated the date hereof, made by the Company in favor of Laurus (as amended, modified or supplemented from time to time, the


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"New Laurus Term Note"),  (ii) the Subordinated  Securities  Purchase  Agreement
referred to in the New Laurus Term Note (as amended, modified or supplemented from time to time, the "New Laurus Purchase Agreement"), (iii) the Related Agreements referred to in, and defined in, the New Laurus Purchase Agreement (the agreements set forth in the preceding clauses (i) through (iii), inclusive, collectively, the "New Laurus Agreements"), each of the Company and each Subsidiary hereby:

         (a) represents and warrants to Laurus that it has reviewed and approved the terms and provisions of each of the New Laurus Agreements and the documents, instruments and agreements entered into in connection therewith;

         (b) acknowledges, ratifies and confirms that all indebtedness incurred by, and all other obligations and liabilities of, each of the Company and each Subsidiary under each of the New Laurus Agreements are (i)
"Obligations" under, and as defined in the Subsidiary Guaranty, (ii) "Obligations" under, and as defined in, the Master Security Agreement; (iii) "Indebtedness" under, and as defined in, the Stock Pledge Agreement; and (iv) "Obligations" under, and as defined in, the IP Security Agreement;

         (c) acknowledges, ratifies and confirms that each of the New Laurus Agreements are "Documents" under, and as defined in, each of the Subsidiary Guaranty, the Master Security Agreement and the Stock Pledge Agreement;

         (d) acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the Existing Agreements, as modified herein, are in full force and effect and shall remain in full force and effect after giving effect to the execution and effectiveness of each of the New Laurus Agreements and this Reaffirmation, Ratification and Amendment Agreement;

         (e) represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned's obligations under any Existing Agreement;

         (f) acknowledges, ratifies and confirms the grant by each of the Company and each Subsidiary to Laurus of a security interest in the assets of (including the equity interests owned by) each of the Company and each Subsidiary respectively, as more specifically set forth in the Existing Security and Guaranty Agreements; and

         (g) agree s with Laurus that the Existing Agreements are hereby amended as follows:

      (i) that Section 1 of the Securities Purchase Agreement is hereby amended and restated to state as follows:

                           1. AGREEMENT TO SELL AND PURCHASE. Pursuant to the terms and conditions set forth in this Agreement, on the Closing Date (as defined in Section 3), the Company shall sell to the Purchaser, and the Purchaser shall purchase from the Company, the Note. The sale of the Note on the Closing Date shall be known as the "Offering". The Note will mature on the Maturity Date (as defined in the Note). Collectively, the Note and Warrants, together with the Warrant Shares (as


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

               hereinafter defined), are referred to as the "Securities". Upon repayment in full of the unpaid principal due under the Note and the New Laurus Term Note (as defined in the Reaffirmation), together with accrued and unpaid interest thereon and all other accrued and unpaid amounts due thereunder (collectively, the "Note Amounts"), the Master Security Agreement, Subsidiary Guaranty, Stock Pledge Agreement and IP Security Agreement and the security interests in the Collateral pledged thereunder (and as defined therein) shall automatically terminate and be of no further force or effect. Capitalized terms used and not otherwise defined herein shall have the meanings respectively assigned to them in the applicable Related Agreement, including (without limitation) the Reaffirmation, Ratification and Amendment Agreement among the Company, the Subsidiaries and the Purchaser dated on, about or as of December 21, 2006 (the "Reaffirmation").

      (ii) As certain of the Schedules to the New Laurus Purchase Agreement provide updated information, to the extent each Schedule to the Securities Purchase Agreement (an "Existing Schedule") has a counterpart annexed to the New Laurus Purchase Agreement (a "New Schedule), the Securities Purchase Agreement is hereby amended by deleting each Existing Schedule and replacing it with its counterpart New Schedule.

      (iii) Section 3.1 of the Existing Note is hereby amended by the addition of the following new paragraph immediately following the final subsection thereof

               Notwithstanding anything to the contrary in this Section 3.1, it shall not be an Event of Default or Default hereunder if a payment default occurs under the New Laurus Term Note (as defined in the Reaffirmation) as a result of the Company's compliance with the applicable terms of any subordination agreement to which the Company and Laurus are both parties.

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         This letter  agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                              Very truly yours,

                                              TRUEYOU.COM, INC.


                                              BY:
                                                 -------------------------------
                                              NAME:
                                              TITLE:
                                              ADDRESS:

                                              KLINGER ADVANCED AESTHETICS, INC.


                                              BY:
                                                 -------------------------------
                                              NAME:
                                              TITLE:
                                              ADDRESS:

                                              ADVANCED AESTHETICS SUB, INC.


                                              BY:
                                                 -------------------------------
                                              NAME:
                                              TITLE:
                                              ADDRESS:

                                              ADVANCED AESTHETICS, LLC


                                              BY:
                                                 -------------------------------
                                              NAME:
                                              TITLE:
                                              ADDRESS:

                                              KLINGER ADVANCED AESTHETICS, LLC


                                              BY:
                                                 -------------------------------
                                              NAME:
                                              TITLE:
                                              ADDRESS:


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

                                              ANUSHKA PBG, LLC


                                              BY:
                                                 -------------------------------
                                              NAME:
                                              TITLE:
                                              ADDRESS:

                                              ANUSHKA BOCA LLC


                                              BY:
                                                 -------------------------------
                                              NAME:
                                              TITLE:
                                              ADDRESS:

                                              WILD HARE, LLC


                                              BY:
                                                 -------------------------------
                                              NAME:
                                              TITLE:
                                              ADDRESS:

                                              DISCHINO CORPORATION


                                              BY:
                                                 -------------------------------
                                              NAME:
                                              TITLE:
                                              ADDRESS:

                                              ANUSHKA PBG ACQUISITION SUB, LLC


                                              BY:
                                                 -------------------------------
                                              NAME:
                                              TITLE:
                                              ADDRESS:

                                              ANUSHKA BOCA SUB, LLC


                                              BY:
                                                 -------------------------------
                                              NAME:
                                              TITLE:
                                              ADDRESS:


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

                                              WILD HARE ACQUISITION SUB, LLC


                                              BY:
                                                 -------------------------------
                                              NAME:
                                              TITLE:
                                              ADDRESS:


ACKNOWLEDGED AND AGREED TO BY:

LAURUS MASTER FUND, LTD.

BY:
   ---------------------------
   NAME:
   TITLE:


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